                                  THE SESSIONS

                                KEY PREMIER FUNDS

                                   EXHIBIT 16

                                  TOTAL RETURN

                             AGGRESSIVE GROWTH FUND


       AVERAGE ANNUAL TOTAL RETURN
       WITH SALES CHARGE OF:                                        0.00%
       ------------------------------------------------------------------
       T = (ERV/P)*1/N - 1

       WHERE:                  T =           TOTAL RETURN

                               ERV =         ENDING REDEEMABLE VALUE AT THE END
                                             OF THE PERIOD OF A HYPOTHETICAL
                                             $1,000 INVESTMENT MADE AT THE
                                             BEGINNING OF THE PERIOD.

                               P =           A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                               N =           NUMBER OF DAYS

       EXAMPLE:

         SINCE INCEPTION:                      (  07/01/94 TO 05/31/97):
                                               (  1,714.60/1,000*(1/(1066 /365))-1) =                20.28%
         ONE YEAR:                             (  06/01/96 TO  05/31/97):
                                               (  1,082.00/1,000) - 1 =                               8.20%
         TWO YEAR:                             (  06/01/95 TO  05/31/97):
                                               (  1,476.01/1,000*(1/( 730 /365))-1) =                21.49%







       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF:                                        0.00%
       ------------------------------------------------------------------

       T = (ERV/P) - 1

       WHERE:                  T =           TOTAL RETURN

                               ERV =         ENDING REDEEMABLE VALUE AT THE END
                                             OF THE PERIOD OF A HYPOTHETICAL
                                             $1,000 INVESTMENT MADE AT THE
                                             BEGINNING OF THE PERIOD.

                               P =           A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:

         YEAR TO DATE:                         (   01/01/97 TO 05/31/97):
                                                   1,063.10/1,000) - 1 =                        6.31%
         QUARTERLY:                            (   03/01/97 TO 05/31/97):
                                                   1,036.10/1,000) - 1 =                        3.61%
         MONTHLY:                              (   05/01/97 TO 05/31/97):
                                                   1,116.10/1,000) - 1 =                       11.61%
         SIX MONTH:                            (   12/01/96 TO 05/31/97):
                                                   1,076.80/1,000) - 1 =                        7.68%
         SINCE INCEPTION:                      (   07/01/94 TO 05/31/94):
                                                   1,714.60/1,000) - 1 =                       71.46%



                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                                             AGGRESSIVE GROWTH FUND

       AVERAGE ANNUAL TOTAL RETURN
       WITH SALES CHARGE OF:                                 4.50%
       -----------------------------------------------------------
       T = (ERV/P)*1/N - 1

       WHERE:                  T =           TOTAL RETURN

                               ERV =         ENDING REDEEMABLE VALUE AT THE END
                                             OF THE PERIOD OF A HYPOTHETICAL
                                             $1,000 INVESTMENT MADE AT THE
                                             BEGINNING OF THE PERIOD.

                               P =           A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                               N =           NUMBER OF DAYS

       EXAMPLE:

         SINCE INCEPTION:                      (     07/01/94  05/31/97):
                                               (  1,638.23/1,000*(1/( 1066 /365))-1) =      18.41%
         ONE YEAR:                             (     06/01/96 TO  05/31/97):
                                               (  1,032.90/1,000) - 1 =                      3.29%
         TWO YEAR:                             (     06/01/95 TO 05/31/97):
                                               (  1,409.75/1,000*(1/( 730 /365))-1) =       18.73%
 |
 |
 |
 |
 |
 |


       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF:                                 4.50%
       -----------------------------------------------------------

       T = (ERV/P) - 1

       WHERE:                  T =           TOTAL RETURN

                               ERV =         ENDING REDEEMABLE VALUE AT THE END
                                             OF THE PERIOD OF A HYPOTHETICAL
                                             $1,000 INVESTMENT MADE AT THE
                                             BEGINNING OF THE PERIOD.

                               P =           A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:

         YEAR TO DATE:                         (  01/01/97  TO 05/31/97):
                                                  1,015.10/1,000) - 1 =           1.51%
         QUARTERLY:                            (  03/01/97 TO 5/31/97):
                                                  989.00/1,000) - 1 =            -1.10%
         MONTHLY:                              (  05/01/97 TO 5/31/97):
                                                  1,066.10/1,000) - 1 =           6.61%
         SIX MONTH:                            (  12/01/96 TO 05/31/96):
                                                  1,027.60/1,000) - 1 =           2.76%
         SINCE INCEPTION:                      (  07/01/94 TO 5/31/97):
                                                  1,638.23/1,000) - 1 =          63.82%


